Exhibit 99.1

Constellation Alpha Capital Corp. to Acquire Medall Healthcare Private Limited, one of India’s Largest Integrated Pathology and Radiology Companies

Constellation Initiates Indian Healthcare Roll-Up Strategy With Acquisition of a Leading Diagnostics Company

New York and Chennai, India, Aug. 2, 2018 /PRNewswire/ -- Constellation Alpha Capital Corp. (NASDAQ: CNAC) (“Constellation”), a special purpose acquisition company focused on consolidating the healthcare services sector in India, announced that it has executed a definitive agreement to acquire Medall Healthcare Private Limited (“Medall”), a leading integrated pathology and radiology company at an enterprise value of INR 14.5 billion (approximately US$212 million based on an assumed USD/INR exchange rate of US$1.00 to INR 68.4). This will be the largest investment in an Indian diagnostics company to date. As of the date of this announcement, subject to closing, Constellation is expected to be the only India-focused healthcare services company to be publicly listed outside of India.

Medall is among India’s leading integrated pathology and radiology companies, providing over 25 million diagnostic tests to over 9 million customers in its most recent fiscal year. Since its inception, Medall has completed 24 acquisitions propelling its rise into the ranks of the top five Indian diagnostics companies by revenue, all of which predate it by at least 20 years. Between FY2013 and FY2018, Medall grew revenue and adjusted EBITDA at an annual rate of 17% and 27% respectively while adjusted EBITDA margins expanded from 19% in FY2013 to 28% in FY2018.

The Indian economy is the 6th largest and the fastest growing major economy in the world. Driven by fundamental shifts in demographics, rising affluence and supportive government regulations, the Indian healthcare sector is expected to continue growing twice as fast as the Indian economy until 2025. The diagnostics sector in India accounts for nearly $10 billion in annual revenue and is projected to continue growing at 20% compounded annual growth rate until 2025. Unlike the U.S. diagnostics industry where the top two players account for over 40% revenue share of the independent (ex-hospital) laboratory market, the Indian diagnostics industry is highly fragmented with the top two players accounting for only approximately 6% of such revenues. Constellation believes that this presents an opportunity to consolidate the fragmented Indian healthcare diagnostics market.

Mr. Rajiv Sarman Shukla, Chairman and Chief Executive Officer of Constellation, said, “We are pleased to begin our consolidation strategy with a market leader like Medall. We look forward to growing the company through serial acquisitions and organic levers.”

Mr. Raju Venkataraman, founder of Medall said, “The Medall team is excited to be part of the continued growth of Medall with the vision to become the market leader.”

About Constellation Alpha Capital Corp.

Constellation, a special purpose acquisition company, was formed by Mr. Rajiv Sarman Shukla as a public platform for acquiring Indian healthcare businesses. Constellation raised $143.75 million in its initial public offering in June 2017. Additional information about Constellation is available at www.ConstellationAlpha.com.

Key Transaction Terms

Under the terms of the transaction, Constellation Health Holdings (“Holdco”), a wholly owned Singapore subsidiary of Constellation, will acquire 93% of the outstanding shares of Medall at the closing for approximately US$166 million in cash (based on an assumed USD/INR exchange rate of US$1.00 to INR 68.4), and the remainder of the outstanding shares of Medall on June 30, 2019. It is anticipated that the transaction will be funded by a combination of cash held in trust by Constellation and new indebtedness. At the closing, Medall will become a subsidiary of Constellation. At that time, Constellation will be renamed Constellation Healthcare Corp. and is anticipated to trade on the NASDAQ Capital Market under the ticker symbol “COHC”. The transaction, which has been approved by the Boards of Directors of Constellation and Medall, is expected to close in the fourth quarter of 2018. Closing is subject to approval by Constellation’s shareholders and the satisfaction of other customary closing conditions. Constellation received financial and capital markets advice from Cowen and Company and Edelweiss Financial Services Limited. Greenberg Traurig, LLP and Khaitan and Co acted as legal counsel to Constellation. Medall is advised by Moelis & Co. Luthra & Luthra acted as legal counsel to Medall.

A full description of the transaction terms will be provided in a proxy statement for the shareholders of Constellation to be filed with the United States Securities and Exchange Commission (“SEC”). Constellation urges investors, shareholders and other interested persons to read, when available, the proxy statement, as well as other documents filed with the SEC, because these documents will contain important information. The definitive proxy statement will be mailed to shareholders of Constellation as of a record date to be established for voting on the proposed business combination. Shareholders will also be able to obtain a copy of the proxy statement, without charge, by directing a request to: Constellation Alpha Capital Corp., Emerald View, Suite 400, 2054 Vista Parkway, West Palm Beach, FL 33411. The preliminary and definitive proxy statement, once available, can also be obtained, without charge, at the SEC’s internet site (www.sec.gov) and Constellation’s website.

Participants in the Solicitation

Constellation and their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies with respect to the proposed business combination described in this press release under the rules of the SEC. Information about the directors and executive officers of Constellation is set forth in its Annual Report on Form 10-K for the fiscal year ended March 31, 2018, which was filed with the SEC on June 29, 2018.

Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders in connection with the proposed business combination will be set forth in the proxy statement when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Constellation, Holdco or Medall, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Investor Conference Call Scheduled

Constellation will host an investor conference call to discuss the transaction on August 3, 2018 at 1:00 p.m. EST. Investors may listen to the conference call by dialing 1-877-870-4263 toll free in the U.S. or 1-412-317-0790 internationally. A replay of the call will be available beginning August 6, 2018 on Constellation’s website at www.ConstellationAlpha.com/ir.

Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding current year adjusted EBITDA projections and forecasts of other financial and performance metrics, projections of market opportunity, macroeconomic outlook and the expected benefits of the proposed business combination. These statements are based on various assumptions and on the current expectations of Constellation and Medall management and are not predictions of actual performance. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, political and business conditions in India; potential government interventions resulting in changes to the Indian economy, applicable taxes and tariffs, inflation, exchange rates, interest rates and the regulatory environment; changes in the financial condition of Medall’s clients affecting their ability to pay for its services; the results of competitive bidding processes, which could lead to the loss of material contracts or curtail Medall’s expansion efforts; the outcome of judicial and administrative proceedings to which Medall is or may become a party or governmental investigations to which Medall may become subject that could interrupt or limit Medall’s operations, result in adverse judgments, settlements or fines and create negative publicity; changes in Medall’s clients’ preferences, prospects and the competitive conditions prevailing in the Indian health care sector; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect Holdco or the expected benefits of the proposed business combination or that the approval of the shareholders of Constellation is not obtained; failure to realize the anticipated benefits of the proposed business combination, including as a result of a delay in consummating the proposed business combination or a delay or difficulty in integrating the businesses of Constellation and Medall; the amount of redemption requests made by Constellation’s shareholders; the ability of Constellation to obtain debt financing; those factors discussed in Constellation’s Annual Report on Form 10-K for the fiscal year ended March 31, 2018 under the heading “Risk Factors,” and other documents of Constellation filed, or to be filed, with the SEC. These statements speak only as of the date they are made and neither Constellation, Holdco nor Medall undertakes any obligation to update any forward-looking statements contained herein to reflect events or circumstances which arise after the date of this press release.

Non-GAAP Financial Information

This press release includes the presentation of adjusted EBITDA, which is a supplemental measure of performance that is neither required by, nor presented in accordance with, generally accepted accounting principles or international financial reporting standards (“IFRS”). Non-GAAP financial measures do not have a standardized meaning, and the definition of adjusted EBITDA used by Medall may be different from other, similarly named non-GAAP measures used by Medall’s peers operating in the diagnostics industry. For a definition of adjusted EBITDA used by Medall and a reconciliation of adjusted EBITDA to the closest GAAP measure, please refer to the investor presentation to be filed by Constellation with the SEC on Form 8-K.

Contact:

Craig Pollak, Chief Financial Officer, cp@constellationalpha.com

SOURCE Constellation Alpha Capital Corp.

Related Links

http://www.constellationalpha.com